CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
October 20, 2009

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: October 20, 2009 04:21 PM Pacific Time

Incorporation Number: **BC0265693**

Recognition Date: Incorporated on June 22, 1983

NOTICE OF ARTICLES

Name of Company:

BRADNER VENTURES LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

Delivery Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

Delivery Address:
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
COGLON, RICHARD

Mailing Address:
5548 PARTHENON PLACE
WEST VANCOUVER BC V7W 2V7
CANADA

Delivery Address:
5548 PARTHENON PLACE
WEST VANCOUVER BC V7W 2V7
CANADA

Last Name, First Name, Middle Name:
KNOTT, Anthony

Mailing Address:
629 SENANUS DRIVE
SAANICHTON BC V8M 1S6
CANADA

Delivery Address:
629 SENANUS DRIVE
SAANICHTON BC V8M 1S6
CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

March 16, 2004
July 31, 2009

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached
2.	No Maximum	PREFERENCE Shares	Without Par Value With Special Rights or Restrictions attached

Cover Sheet

BRADNER VENTURES LTD.
800 - 885 WEST GEORGIA STREET
VANCOUVER BC V6C 3H1

Confirmation of Service

Form Filed:	Notice of Alteration
Date and Time of Filing:	October 20, 2009 04:21 PM Pacific Time
Alteration Effective Date:	The alteration is to take effect at the time that this application is filed with the Registrar.
Name of Company:	BRADNER VENTURES LTD.
Incorporation Number:	**BC0265693**

This package contains:

- Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.